UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 23, 2015 (November 17, 2015)
PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2015, the Compensation Committee of the Board of Directors of Peabody Energy Corporation (“Peabody”) adopted the following described amendments to the Peabody Energy Corporation Executive Severance Plan (the “Plan”).

The amendments to the Plan:

•	amend the definition of “Change in Control” to conform the definition with the definition in Peabody’s 2015 Long-Term Incentive Plan;

•	amend the definition of “Good Reason” to include as a covered event a material, non-broad based reduction in a long-term incentive award opportunity;

•
revise the amendment provisions of the Plan so that material amendments to the Plan which are adverse to participants will not take effect for 12 months for existing participants. New participants would be subject to any revised Plan provisions;

•	add an ERISA claims procedure to provide a process through which participants may appeal a denial of benefits under the Plan;

•
narrow the definition of competitive business in the Plan’s non-competition restrictive covenants so that those restrictive covenants only apply to prevent competition with coal companies, other direct competitors and coal divisions within multi-commodity organizations; and

•	make adjustments to the Plan’s severance payment multiples, increase the notice periods and reduce the period of the non-solicitation restrictive covenant from 24 months to 12 months.

On November 23, 2015, Peabody’s Board of Directors approved an additional amendment to the Plan to provide that the Plan would be administrated by the Compensation Committee, except that (1) for purposes of the participation of Peabody’s Chief Executive Officer in the Plan, the Plan would be administered by the Compensation Committee and the other independent members of the Board established as a special committee of the Board of this purpose and (2) for purposes of the ERISA claims procedures described above, the Plan may be administered by the Committee or a person appointed by the Committee.

The foregoing summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Peabody Energy Corporation Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
November 23, 2015	By:	/s/ A.Verona Dorch
		Name:	A. Verona Dorch
		Title:	Executive Vice President, Chief Legal Officer, Government Affairs and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Peabody Energy Corporation Executive Severance Plan.

4